Events after the reporting period	12 Months Ended
Dec. 31, 2017
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Events after the reporting period

54 Events after the reporting period

On January 11, 2018, Aegon announced that its subsidiary in the Americas, Transamerica, has entered into an agreement with Tata Consultancy Services (TCS) to administer the company’s US insurance and annuity business lines. The agreement is expected to be completed by the second quarter of 2018.